 Alliance Data - Who Are We and What Do We Do? - Outlook  Investor Presentation2017  Exhibit 99.1

2017 Investor Presentation

- Marketplace Challenge Today: How to reach the end consumer effectively?
  - Audience fragmentation → traditional channels less effective
  - Information overload → consumers only want what's relevant to them
  - Rise of online → pricing pressure forcing ROI measurement on marketing spend

- Massive shift from General Marketing spend to Direct ("data driven") spend.

2009: $350BN | 2020e: $650BN


50%
Traditional
50%
Direct
20%
Traditional
80% Direct
2/3 digital
1/3 non-digital

- Today, effective marketing must be:
  - Personalized (1-1)
  - Delivered over the appropriate channel (mobile, email, POS, direct mail)
  - Measurable

©2017 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

2

 Build Customer Loyalty PlatformsUse Unique Data: SKU (requires client permission)Link SKU with ConsumerAdd Demographic/Psychographic Data  3  Who are we and what do we do?

 On September 14th Mary Smith spent $60 at Ann Taylor Loft, Store #128  She bought a blue dress, size 10 (SKU)Dress was 20 percent offMary is upper middle incomeTends to buy complete wardrobesLooks for value (i.e., sales)Mom who works > busy  Example:  4  Who are we and what do we do?

 Use Data/Insights to Create Specialized Offers ⌵On September 15thMobile offer to MaryShoes & belt would work nicely with dressClick & buy now > 20 percent off sale⌵  We use data to gain insights which drive sales & loyalty for our clients  5  Who are we and what do we do?  “Rinse and repeat” millions of times

 AIR MILES®Coalition loyalty (Canada)  6. Different Platforms/Same Model  6  Card Services Loyalty program with credit component  Epsilon®Single client programs   BrandLoyalty® Grocer loyalty specialist (Int’l)  Who are we and what do we do?    LoyaltyOne®

 Growth CompanyLong track record of consistent performanceStrong free cash flow generationHistory of returning capital (buybacks and recently added dividend)  7  Financial Results  Since IPO in 2001 @ $12/share  Financial Model   Revenue  Includes: 1. network & processing 2. credit 3. US domiciled customer care 4. data-driven marketing - digital & traditional - 500 person “mini-Epsilon”  100%In-house  51%Card Services  19% LoyaltyOne(BrandLoyalty,AIR MILES)  30%Epsilon (Epsilon,Conversant®)      2001  2017e   CAGR  Revenue (mm)  $ 770  $ 7,700  15%  Core EPS  $ 0.52  $ 18.50  25%

 Outlook - LoyaltyOne  Long-term significant contributorCombo organic/M&A2016:BrandLoyalty: strong yearCanada: new law passed by Ontario Parliament upended business modelOne-time charge, pull forward of revenue → lots of noise2017:BrandLoyalty: 10% revenue/adjusted EBITDACanada: revenue flat at $760 million v. 2016 (excluding 1x charge and revenue pull forward) Adjusted EBITDA ↓ $20 million – mid-20 percent margin fully recovered by 2nd half2018: +7% growth  8  (MM)  2007  2017e   CAGR  Revenue   $ 630  $ 1,450  9%  Adjusted EBITDA  $ 132  $ 300  10%

2017 Investor Presentation

Outlook- Epsilon

(MM)	2007	2017e	CAGR
Revenue	$ 460	$ 2,240	17%
Adjusted EBITDA	$ 118	$ 500	16%

- Long-term significant contributor
  - Combination of organic/M&A
- 2016: Disappointing year (revenue flat, adjusted EBITDA declined)
  - Technology Platform business (26% of Epsilon) dragged down growth
    - Price point too high, time to market too slow
- 2017: Return to modest growth (+4% revenue/adjusted EBITDA)
  - Technology Platform business
    - Price point fixed via large office in India
    - Time to market: fixed by mid-year
    - Decline → flat by second half
  - Remaining 80% of Epsilon → 6-7% growth
- 2018: +7% growth

AllianceData. AllianceData EPSILON LoyaltyOne
©2017 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
9

2017 Investor Presentation

Outlook – Card Services

- Riding secular trend favoring SKU-driven Private Label programs

- 2016:
  - Double-digit revenue & adjusted EBITDA, net
    - Included absorbing $165 million drag from credit losses "normalizing"
      - Cut 12 points off of core EPS growth

- 2017:
  - Strong growth to continue: double-digit revenue & adjusted EBITDA, net
    - Includes absorbing the final leg of losses normalizing
      - Cuts 12 points off of core EPS growth
  - Delinquencies (best predictor of losses) flatten out v 2016

- 2018:
  - Strong business growth + flat loss rate ⟶ slingshot to earning's growth

AllianceData. AllianceData EPSILON LoyaltyOne
©2017 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
10

2017 Investor Presentation

Outlook - Consolidated

- Tracking to '17 guidance: $7.7BN revenue, $18.50 core EPS
  - 1st half muted -
    - Retool AIR MILES model
    - Complete Technology Platform product at Epsilon
    - Progress on Card Services' wedge narrowing
  - 2nd half –
    - Acceleration begins

- 2018: all businesses at full run rate + transition from increasing credit loss provision to flat loss dynamic

↓

"slingshot" (i.e., double growth rate or more) through 2018

AllianceData. AllianceData EPSILON LoyaltyOne
©2017 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
11

Forward Looking Statements  12  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding our expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance we give with respect to our anticipated financial performance. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K.  Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 13  Financial Measures  In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs and non-controlling interest, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. The Company uses adjusted EBITDA and adjusted EBITDA, net as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, amortization of debt issuance costs, mark-to-market gains or losses on interest rate derivatives, changes to the expiry policy and regulatory settlements. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. Reconciliations to comparable GAAP financial measures are available in the Company’s earnings release, which is posted in both the News and Investors sections on the Company’s website (www.alliancedata.com). The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core EPS represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.